                         Prudential Equity Income Fund
                     Supplement dated November 14, 1996 to
                        Prospectus dated January 2, 1996
    The following information supplements ``How the Fund Invests--Investment Objective and Policies'' in the Prospectus:
    At a shareholder meeting held on October 30, 1996, shareholders agreed to modify the Fund's existing fundamental restriction regarding the purchase of shares of investment companies so that the Fund may invest up to 10% of its total assets in the shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.
    In addition, the Trustees approved a clarification that, as part of the Fund's ability to invest in common stock and convertible securities, the Fund has the ability to invest in other equity--related securities such as warrants and preferred stocks and bonds which have either attached warrants or a conversion privilege into common stocks.
    The following information supplements ``How the Fund Invests--Hedging and Return Enhancement Strategies--Options Transactions'' and ``How the Fund Invests--Other Investments and Policies--When-Issued and Delayed Delivery Securities'' and "--Short Sales Against-the-Box."
    In circumstances where the Fund's custodian maintains a segregated account of the Fund for options transactions or the purchase of when-issued and delayed delivery securities or for short sales against-the-box, the funds to be maintained in a segregated account include cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's committments.
MF133C-3 (11/14/96)